SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2015

RLJ LODGING TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-35169	27-4706509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 Bethesda Metro Center Suite 100 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

RLJ Lodging Trust 2015 Equity Incentive Plan

As described below in Item 5.07 of this Current Report on Form 8-K, on May 1, 2015, at the 2015 Annual Meeting of Shareholders (the “Annual Meeting”), the shareholders of RLJ Lodging Trust (the “Company”) approved the RLJ Lodging Trust 2015 Equity Incentive Plan (the “2015 Plan”), which constitutes an amendment and restatement of the RLJ Lodging Trust 2011 Equity Incentive Plan (the “2011 Plan”), including an increase in the total number of common shares issuable under the 2015 Plan of 2,500,000 shares, and changes to certain other terms of the 2011 Plan.  The 2011 Plan was originally effective as of May 5, 2011.   The Board approved the 2015 Plan, as amended and restated, on February 20, 2015.  The 2015 Plan, as amended and restated, became effective upon receipt of shareholder approval on May 1, 2015 (the “Amendment Date”).

Term. The 2015 Plan terminates automatically ten years after the Amendment Date, unless it is earlier terminated by the Board.

Eligibility. Awards may be granted under the 2015 Plan to any employee, officers, trustee, consultant, adviser (who is a natural person) currently providing services to the Company or its affiliates.

Awards. The following types of awards may be made under the 2015 Plan, subject to limitations set forth in the 2015 Plan:

•                  Options, which may be either incentive share options or nonqualified share options;

•                  Share appreciation rights;

•                  Restricted shares;

•                  Unrestricted shares;

•                  Share units;

•                  Dividend equivalent rights;

•                  Performance shares or other performance-based awards;

•                  Annual incentive awards;

•                  Long-term incentive awards or “LTIP Units”;

•                  Other equity-based awards; or

•                  Cash.

Shares Available for Issuance. Subject to adjustment as provided in the 2015 Plan, the maximum number of common shares of the Company that are available for issuance under the 2015 Plan will be equal to the sum of (i) 2,500,000 shares, plus (ii) the number of shares available for future awards under the 2011 Plan as of the Amendment Date (as of March 13, 2015, there were 988,467 shares available for future awards), plus (iii) the number of shares related to awards outstanding under the 2011 Plan as of the Amendment Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares (as of March 13, 2015, the number of shares related to awards outstanding under the 2011 Plan consisted of 1,500,000 shares of restricted common stock that may be granted in connection with the conversion of outstanding performance units (assuming maximum performance is achieved) and 847,443 shares of restricted stock subject to time-based vesting).

A description of the material terms of the 2015 Plan is set forth in Proposal 4 contained in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2015.  The above description of the certain terms of the 2015 Plan is qualified in all respects by the full text of the 2015 Plan, which is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-8, filed with the SEC on May 7, 2015.

Copies of the forms of restricted shares agreement, restricted shares agreement for trustees and share units agreement are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below in Item 5.07 of this Current Report on Form 8-K, on May 1, 2015, at the Annual Meeting, the Company’s shareholders approved an amendment to the Company’s Articles of Amendment and Restatement of Declaration of Trust (the

“Declaration of Trust”) to opt out of Section 3-804(c) of the Maryland General Corporation Law (the “MGCL”), which provides that vacancies on the board of trustees may be filled only by the remaining trustees and for the remainder of the full term of the class of trustees in which the vacancy occurred.  On May 6, 2015, the Company filed Articles of Amendment to its Articles of Amendment and Restatement of Declaration of Trust to effect the amendment approved at the Annual Meeting. The full text of the Articles of Amendment to the Company’s Articles of Amendment and Restatement of Declaration of Trust is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 1, 2015, the Company held its Annual Meeting at which (i) trustees were elected, (ii) the appointment of PricewaterhouseCoopers LLP (“PWC”), the Company’s independent registered public accounting firm, was ratified, (iii) the compensation paid to the Company’s named executive officers was approved in an advisory vote, (iv) the 2015 Plan, which constitutes an amendment and restatement of the 2011 Plan, was approved, (v) an amendment to the Company’s Declaration of Trust to opt out of Section 3-804(c) of MGCL was approved, and (vi) a non-binding shareholder proposal regarding amendment of the Company’s bylaws by shareholders was approved. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 27, 2015. The final results for the votes regarding each proposal are set forth below.

Election of Trustees

The following persons comprising the entire previous board of trustees of the Company were duly elected as trustees of the Company until the 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified: Robert L. Johnson, Thomas J. Baltimore, Jr., Evan Bayh, Nathaniel A. Davis, Robert M. La Forgia, Glenda G. McNeal and Joseph Ryan. The table below sets forth the voting results for each trustee nominee:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert L. Johnson	114,675,472	7,861,869	29,361	2,167,959
Thomas J. Baltimore, Jr.	120,357,075	2,182,704	26,923	2,167,959
Evan Bayh	120,409,821	2,129,975	26,906	2,167,959
Nathaniel A. Davis	119,983,478	2,556,077	27,147	2,167,959
Robert M. La Forgia	121,435,193	1,104,362	27,147	2,167,959
Glenda G. McNeal	121,435,190	1,104,365	27,147	2,167,959
Joseph Ryan	121,340,464	1,199,170	27,068	2,167,959

Ratification of PWC as the Company’s independent registered public accounting firm

At the Annual Meeting, the Company’s shareholders ratified the appointment of PWC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
124,590,526	115,014	29,121	0

Advisory Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Company’s shareholders voted on a non-binding resolution to approve the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,977,209	2,539,718	49,775	2,167,959

Approval of the RLJ Lodging Trust 2015 Equity Incentive Plan

At the Annual Meeting, the Company’s shareholders approved (1) the 2015 Plan, which constitutes an amendment and restatement of the 2011 Plan, including an increase in the total number of common shares issuable under the 2015 Plan of 2,500,000 shares, and (2) the material terms for payment of performance-based compensation under the 2015 Plan as required by Section 162(m) of the Internal Revenue Code of 1986, as amended. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
117,013,989	5,503,119	49,594	2,167,959

Amendment of the Company’s Declaration of Trust to opt out of Section 3-804(c) of the MGCL

At the Annual Meeting, the Company’s shareholders approved an amendment to the Company’s Declaration of Trust to opt out of Section 3-804(c) of the MGCL. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
122,528,445	9,661	28,596	2,167,959

Approval of non-binding shareholder proposal regarding amendment of the Company’s bylaws by shareholders

At the Annual Meeting, the Company’s shareholders approved a non-binding shareholder proposal recommending that the board of trustees of the Company take all steps necessary to allow shareholders to amend the Company’s bylaws by a vote of the majority of shares outstanding. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
89,186,623	32,405,584	972,820	2,169,634

This proposal, which is advisory in nature, recommends that the board of trustees initiate a process to allow shareholders to amend the Company’s bylaws by a vote of the majority of shares outstanding.  The board of trustees will take into consideration the shareholder approval of this shareholder proposal in deciding what actions to initiate with respect to providing for the amendment of the Company’s bylaws by shareholders. Any such action will require approval of the board of trustees and an amendment to the Company’s governance documents.

Item 9.01.	Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) The following exhibits are filed as part of this report:

Exhibit Number	Description
3.1	Articles of Amendment to Articles of Amendment and Restatement of Declaration of Trust

10.1	Form of Restricted Shares Agreement

10.2	Form of Restricted Shares Agreement for Trustees

10.3	Form of Share Units Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ LODGING TRUST

Date: May 7, 2015	By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr. President and Chief Executive Officer

EXHIBIT LIST

Exhibit Number	Description
3.1	Articles of Amendment to Articles of Amendment and Restatement of Declaration of Trust

10.1	Form of Restricted Shares Agreement

10.2	Form of Restricted Shares Agreement for Trustees

10.3	Form of Share Units Agreement